UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Regen Biopharma, Inc. (the “Company”) is in the process of preparing financial statements in order that the Company may have such statements audited (in the case of Annual Financial Statements) and reviewed (in the case of Quarterly Financial Statements). It is intended that the audit and reviews shall be conducted by BF Borgers CPA PC the Company’s independent registered accountant.

On June 21,2021 the Company filed with the United States Securities and Exchange Commission Form its annual report for the fiscal year ended September 30, 2019 on Form 10-K.

Upon completion of the aforementioned audit and reviews the Company intends file the following delinquent periodic reports with United States Securities and Exchange Commission:

Form 10-Q for the quarter ended December 31, 2019

Form 10-Q for the quarter ended March 31, 2020

Form 10-Q for the quarter ended June 30, 2020

Form 10-K for the year ended September 30, 2020

Form 10-Q for the quarter ended December 31, 2020

Form 10-Q for the quarter ended March 31, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: June 28, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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